UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)      February 17, 2005
                                                      --------------------------


                       UNIVERSAL AMERICAN FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


                0-11321                                   11-2580136
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        (Commission File Number)               (IRS Employer Identification No.)


        Six International Drive,
     Suite 190, Rye Brook, New York                          10573
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (914) 934-5200
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q.


Item 7.01.    Regulation FD Disclosure.

              Universal American held a conference call on Thursday, February 17, 2005 to discuss the fourth quarter and year end results and other corporate developments. During this call, the company provided earnings guidance for the full year and first quarter of 2005, as follows:

              "With the addition of Heritage for a full year, we anticipate earnings for 2005 in the range of $1.17 and $1.24 per diluted share, excluding realized gains. For the first quarter, we anticipate earnings of $0.26 to $0.27 per share. Keep in mind that Medicare supplement loss ratios are higher in the first quarter, as policyholders satisfy their Medicare deductibles, and trend lower through the balance of the year."

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNIVERSAL AMERICAN FINANCIAL CORP.



Date:  February 17, 2005                By: /s/ Richard A. Barasch
                                            ----------------------------
                                            Chairman of the Board, President
                                            and Chief Executive Officer